SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    --------
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Symposium Corporation
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                                           13-402921
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

       410 Park Aveune, Suite 830
        New York, New York                                  10022
   (Address of Principal Executive Offices)               (Zip Code)


 If this form relates to the               If this form relates to the
 registration of a class of securities     registration of a class of securities
 pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
 Exchange Act and is effective             Exchange Act and is effective
 pursuant to General Instruction           pursuant to General Instruction
 A.(c), please check the following         A.(d), please check the following
 box. |X|                                  box. |_|



Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                         Name of each exchange on which
   to be registered                            class is to be registered
   ----------------                            -------------------------

   Common Stock, $.001 par value               American Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:


--------------------------------------
(Title of Class)

                       INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered

   The information required by Item 202 of Regulation S-B is contained in the Registration Statement on Form 10-SB (File No. 0-25435) (the "Registration Statement") of Symposium Corporation, f/k/a/ Symposium Telecom Corporation (the "Company"), filed with the Securities and Exchange Commission on February 24, 1999, under the caption "Description of Securities," which is incorporated herein by reference.


Item 2.     Exhibits

         Not Applicable.


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

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Symposium Corporation


                                    By: /s/ Richard Kaufman
                                      -------------------------------------
                                      Richard Kaufman
                                      President and Chief Operating Officer

Date: July 31, 2000


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